UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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EVO Payments, Inc.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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The following communications relate to the proposed acquisition of EVO Payments, Inc., a Delaware corporation (the “Company”) by Global Payments Inc., a Georgia corporation (“Global Payments”), pursuant to the Agreement and Plan of Merger, dated as of August 1, 2022, by and among the Company, Global Payments and Falcon Merger Sub Inc., a wholly owned subsidiary of Global Payments.

Letter to Employee Plan Participants

Subject: Employee Equity Ownership Plan Update

Dear Colleague,

Today, we announced that EVO Payments has agreed to merge with Global Payments, a leading worldwide provider of payment technology and software solutions. Under the terms of the agreement, Global Payments will acquire EVO for $34.00 per share in cash (representing $4.0 billion in enterprise value), which is an approximately 40% premium over the 60-day volume-weighted average trading price per share of EVO common stock as of the close of trading on July 29, 2022. Our Board of Directors unanimously determined that the sale delivers compelling value to EVO’s shareholders and is the optimal path forward for our company.

The transaction is a testament to the strong company we have built together and an exciting opportunity for all of us at EVO. I’d like to take this opportunity to provide some detail on what this means for you as a participant in EVO’s employee equity ownership plan.

Under the terms of the agreement, you will receive the same cash consideration as all EVO shareholders of $34.00 per share for all vested EVO shares that you currently own. Any unvested non-qualified options (NQOs) and restricted stock units (RSUs) of EVO equity shares that you currently hold will be replaced at closing with NQOs and RSUs of Global Payments equity shares with substantially the same terms. They will be converted at an exchange ratio determined at closing using the 15-day average trading value of Global Payments’ stock. Should you lose your job at Global Payments without cause within 12 months of the closing of the transaction, all of your remaining unvested equity will immediately accelerate and fully vest.

We are still very early in the process of completing the transaction, but as we get closer to closing, HR will be in touch with you regarding the transfer of your NQOs and RSUs. Please contact HR should you have any questions in the meantime.

Thank you for your continued support and hard work.

Sincerely,

Katie Lafiandra

Chief Human Resources Officer

EVO Payments

Forward-Looking Statements

This communication contains “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws, regarding Global Payments Inc. (“Global Payments”) and EVO Payments, Inc. (“EVO Payments”), including, but not limited to, statements about the strategic rationale and benefits of the proposed transaction between Global Payments and EVO Payments, including future financial and operating results, Global Payments’ or EVO Payments’ plans, objectives, expectations and intentions and the expected timing of completion of the proposed transaction. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “forecast,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “targeted,” “will,” or “would,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond Global Payments’ or EVO Payments’ control. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and therefore actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: Global Payments’ and EVO Payments’ ability to complete the transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary regulatory and EVO Payments stockholders approvals and the satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive merger agreement relating to the proposed transaction; failure to realize the expected benefits of the proposed transaction; significant transaction costs and/or unknown or inestimable liabilities; the risk that EVO Payments’ business will not be integrated successfully, including with respect to implementing systems to prevent a material security breach of any internal systems or to successfully manage credit and fraud risks in business units, or that such integration may be more difficult, time-consuming or costly than expected; Global Payments’ ability to obtain the expected financing to consummate the proposed transaction, and the continued availability of capital and financing for Global Payments following the proposed transaction; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future regulatory filings, financial performance and results of the combined company following completion of the proposed transaction; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers, including as it relates to EVO Payments’ ability to successfully renew existing client contracts on favorable terms or at all and obtain new clients; failing to comply with the applicable requirements of Visa, Mastercard or other payment networks or card schemes or changes in those requirements; the ability of EVO Payments to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; the business, economic and political conditions in the markets in which EVO Payments operate; the impact of new or changes in current laws, regulations, credit card association rules or other industry standards, including privacy and cybersecurity laws and regulations; effects relating to the announcement of the proposed transaction or any further announcements or the consummation of the transaction on the market price of Global Payments and EVO Payments’ common stock; the risk of potential stockholder litigation associated with the possible transaction, including resulting expense or delay; regulatory initiatives and changes in tax laws; the impact of the COVID-19 pandemic on the operations and financial results of EVO Payments or the combined company; general economic conditions; and other risks and uncertainties affecting Global Payments and EVO Payments, including those described from time to time under the caption “Risk Factors” and elsewhere in Global Payments’ and EVO Payments’ Securities and Exchange Commission (“SEC”) filings and reports, including Global Payments’ Annual Report on Form 10-K for the year ended December 31, 2021, EVO Payments’ Annual Report on Form 10-K for the year ended December 31, 2021 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, and future filings and reports by either company. Moreover, other risks and uncertainties of which Global Payments or EVO Payments are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Global Payments and EVO Payments caution investors that such forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such forward-looking statements. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events as at such dates, even if they are subsequently made available by Global Payments or EVO Payments on their respective websites or otherwise. Neither Global Payments nor EVO Payments undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information and Where to Find It

This communication is being made in connection with the proposed transaction between Global Payments and EVO Payments. In connection with the proposed transaction, EVO Payments intends to file a proxy statement with the SEC. EVO Payments may also file other relevant documents with the SEC regarding the proposed transaction. The information in the preliminary proxy statement will not be complete and may be changed. The definitive proxy statement will be delivered to stockholders of EVO Payments. This communication is not a substitute for any proxy statement or any other document that may be filed with the SEC in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS OF EVO PAYMENTS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the preliminary proxy statement and the definitive proxy statement (in each case, if and when available) and other documents containing important information about EVO Payments and the proposed transaction once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by EVO Payments will be available free of charge on EVO Payments’ website at www.evopayments.com under the heading “Investors” or, alternatively, by directing a request by telephone or mail to EVO Payments at (770) 336-8463 or Ten Glenlake Parkway, South Tower, Suite 950, Atlanta, Georgia, 30328, Attention: Investor Relations.

Participants in the Solicitation

EVO Payments, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from EVO Payments stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of EVO Payments stockholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC. Information about these persons is included in EVO Payments’ annual proxy statement and in other documents subsequently filed with the SEC, and will be included in the proxy statement when filed.

Employee Letter

From: Executive Management

Sent: Monday, August 1, 2022 7:00 AM ET

TO: EVO All Employees

Subject: Important Update

Dear EVO Colleagues,

I am pleased to share that EVO Payments has agreed to merge with Global Payments, a leading worldwide provider of payment technology and software solutions. We believe that joining Global Payments is the right next step for EVO as we look to expand our distribution network and advance innovation in a rapidly evolving payments industry.

For more information on the transaction, I would encourage you to read my full letter, which is attached to this email. We have also posted today’s press releases and a video on EVOne to help answer any initial questions you may have.

Finally, I encourage you all to join me and the executive management team for a town hall at 11:00 a.m. ET / 5:00 p.m. CET today to better understand what today’s announcement means for the company and all of us at EVO.

Regards,

Jim Kelly

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Dear Colleagues,

I am pleased to share that EVO Payments has agreed to merge with Global Payments, a leading worldwide provider of payment technology and software solutions. We believe that joining Global Payments is the right next step for EVO as we expand our distribution network and advance innovation in a rapidly evolving payments industry.

This transaction is a testament to your hard work and dedication. We have navigated a dynamic market environment, particularly over the past two plus years, and built a global platform – expanding from about 200 employees in New York 10 years ago to more than 2,400 employees today in 20 offices around the world. Global Payments sought to partner with us because they believe that adding EVO to their organization will deepen the breadth of their software and payment solutions and expand their geographic footprint by entering attractive new markets and enhancing its scale in existing strategic markets.

The combination of our product platform and extensive international and technology-enabled distribution network with Global Payments’ broad product portfolio and technology capabilities will power our combined company to offer leading solutions and services to our partners and their customers in markets with strong growth potential around the world. With a market cap of more than $30 billion, Global Payments offers added scale for EVO to better compete in our global industry. Together, we will be positioned to deliver an unparalleled software and payment solutions stack to a combined 4.5 million merchant locations and more than 1,500 financial institutions worldwide.

Global Payments was attracted to EVO for several reasons. Our extensive network of global partnerships gives Global Payments access to new and faster-growth markets that they are not in today such as Poland, Chile and Germany, and soon to be Greece. We also broaden and deepen Global Payments’ presence in Canada, Ireland, Mexico, Spain, the United Kingdom and the United States by combining our complementary operations in those countries. Our enhanced tech-enabled capabilities and distribution across ISV, eCommerce and particularly B2B receivables were attractive to enhance their technology-enabled product offerings. Our combined company’s proprietary software and technology capabilities, particularly our gateways and integrations, will expand our distribution network and accelerate innovation in the evolving payments industry. And finally, our people around the world are incredibly talented, and Global Payments will benefit by adding our team’s expertise and experience to their organization.

We reported EVO’s second quarter results earlier today, which you can view in the press release posted on EVOne. Our performance demonstrates that we are entering this transaction from a position of strength. EVO significantly grew our revenue by 18% on a constant currency basis, increased adjusted EBITDA by 26% and expanded our EBITDA margin to greater than 37%. We also generated significant free cash flow, and our debt level is one of the lowest in the industry. Our ability to deliver consistent growth was a key reason Global Payments sought to partner with us.

I understand you may have questions about what this will mean for you. It’s important to note that we’re very early in the process of completing the transaction and then integrating our business within Global Payments, but we will keep you updated as this process moves forward. For now, we do want to let you know that there will generally be no interruption or changes to employee base pay, incentive compensation or benefits as Global Payments is required to maintain our employees’ compensation and benefits at current levels for a year following closing. As our two companies come together, EVO employees will benefit from Global Payments’ extensive employee network and resources. I ask that we all remain focused on our current responsibilities and continue to support our merchants and strong partners the way we always have. Until the close of the transaction, EVO and Global Payments will continue to operate as separate entities and all of us must continue our work accordingly. It remains business as usual at EVO.

The Executive Leadership Team will host a global town hall today at 11:00 a.m. Eastern Time to discuss the transaction. In the meantime, I encourage you to read the full press release and view the announcement video, which has been posted on EVOne. If you have any questions about this or any other matters, please reach out to your department EVP or country GM.

As always, thank you for everything you do for EVO. You’re an important contributor to our success and one of the many reasons we have reached this agreement with Global Payments. I’m excited for the opportunity this combination with Global Payments provides our company.

Sincerely,

Jim Kelly

Chief Executive Officer

EVO Payments

Forward-Looking Statements

This communication contains “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws, regarding Global Payments Inc. (“Global Payments”) and EVO Payments, Inc. (“EVO Payments”), including, but not limited to, statements about the strategic rationale and benefits of the proposed transaction between Global Payments and EVO Payments, including future financial and operating results, Global Payments’ or EVO Payments’ plans, objectives, expectations and intentions and the expected timing of completion of the proposed transaction. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “forecast,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “targeted,” “will,” or “would,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond Global Payments’ or EVO Payments’ control. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and therefore actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: Global Payments’ and EVO Payments’ ability to complete the transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary regulatory and EVO Payments stockholders approvals and the satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive merger agreement relating to the proposed transaction; failure to realize the expected benefits of the proposed transaction; significant transaction costs and/or unknown or inestimable liabilities; the risk that EVO Payments’ business will not be integrated successfully, including with respect to implementing systems to prevent a material security breach of any internal systems or to successfully manage credit and fraud risks in business units, or that such integration may be more difficult, time-consuming or costly than expected; Global Payments’ ability to obtain the expected financing to consummate the proposed transaction, and the continued availability of capital and financing for Global Payments following the proposed transaction; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future regulatory filings, financial performance and results of the combined company following completion of the proposed transaction; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers, including as it relates to EVO Payments’ ability to successfully renew existing client contracts on favorable terms or at all and obtain new clients; failing to comply with the applicable requirements of Visa, Mastercard or other payment networks or card schemes or changes in those requirements; the ability of EVO Payments to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; the business, economic and political conditions in the markets in which EVO Payments operate; the impact of new or changes in current laws, regulations, credit card association rules or other industry standards, including privacy and cybersecurity laws and regulations; effects relating to the announcement of the proposed transaction or any further announcements or the consummation of the transaction on the market price of Global Payments and EVO Payments’ common stock; the risk of potential stockholder litigation associated with the possible transaction, including resulting expense or delay; regulatory initiatives and changes in tax laws; the impact of the COVID-19 pandemic on the operations and financial results of EVO Payments or the combined company; general economic conditions; and other risks and uncertainties affecting Global Payments and EVO Payments, including those described from time to time under the caption “Risk Factors” and elsewhere in Global Payments’ and EVO Payments’ Securities and Exchange Commission (“SEC”) filings and reports, including Global Payments’ Annual Report on Form 10-K for the year ended December 31, 2021, EVO Payments’ Annual Report on Form 10-K for the year ended December 31, 2021 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, and future filings and reports by either company. Moreover, other risks and uncertainties of which Global Payments or EVO Payments are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Global Payments and EVO Payments caution investors that such forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such forward-looking statements. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events as at such dates, even if they are subsequently made available by Global Payments or EVO Payments on their respective websites or otherwise. Neither Global Payments nor EVO Payments undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information and Where to Find It

This communication is being made in connection with the proposed transaction between Global Payments and EVO Payments. In connection with the proposed transaction, EVO Payments intends to file a proxy statement with the SEC. EVO Payments may also file other relevant documents with the SEC regarding the proposed transaction. The information in the preliminary proxy statement will not be complete and may be changed. The definitive proxy statement will be delivered to stockholders of EVO Payments. This communication is not a substitute for any proxy statement or any other document that may be filed with the SEC in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS OF EVO PAYMENTS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the preliminary proxy statement and the definitive proxy statement (in each case, if and when available) and other documents containing important information about EVO Payments and the proposed transaction once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by EVO Payments will be available free of charge on EVO Payments’ website at www.evopayments.com under the heading “Investors” or, alternatively, by directing a request by telephone or mail to EVO Payments at (770) 336-8463 or Ten Glenlake Parkway, South Tower, Suite 950, Atlanta, Georgia, 30328, Attention: Investor Relations.

Participants in the Solicitation

EVO Payments, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from EVO Payments stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of EVO Payments stockholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC. Information about these persons is included in EVO Payments’ annual proxy statement and in other documents subsequently filed with the SEC, and will be included in the proxy statement when filed.

External Partner Letter

Subject: Important Update

Dear Valued Partner,

Today, we announced that EVO Payments has agreed to merge with Global Payments. We believe that joining Global Payments reinforces our longstanding commitment to advance innovative solutions and strengthen the services we provide you and all of our customers.

Together with Global Payments, we will continue to offer high-quality technology solutions and services. Access to Global Payments’ software and merchant acquiring products and services, issuing business, and technology platform will better position our company to offer strong solutions and services to our partners and their customers. We believe the combined company’s product capabilities, particularly our gateways and proprietary integrations, will accelerate innovation across all of our ISV, B2B, and eCommerce channels. We are confident that Global Payments is the right partner to advance our collective position in the dynamic and evolving payments industry.

Global Payments has a broad international presence with more than 24,000 employees and worldwide reach spanning 170 countries across five continents. With more than 50 years of experience across issuing, merchant acquiring, and banking solutions businesses, and a market cap of more than $30 billion, Global Payments gives us added scale, financial resources, and innovative technology. Our strategies are very complementary and we believe the combination of our businesses will provide our partners with access to stronger products, capabilities and services. Together, we will be positioned to deliver an unparalleled software and payment solutions stack to a combined 4.5 million merchant locations and more than 1,500 financial institutions worldwide.

Until the transaction closes, it is business as usual at EVO, and you can expect to receive the same high-quality service and support that you always have. We’re still very early in the process of completing the transaction and the eventual integration of the two companies. We will keep you apprised of developments as we move through the transition. If you have any questions about this or any other matter, please reach out to your usual contact.

Thank you for your continued support and partnership with EVO. We look forward to building on our strong partnership with you by capitalizing on the opportunities created by this combination with Global Payments.

Sincerely,

[NAME]

Forward-Looking Statements

This communication contains “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws, regarding Global Payments Inc. (“Global Payments”) and EVO Payments, Inc. (“EVO Payments”), including, but not limited to, statements about the strategic rationale and benefits of the proposed transaction between Global Payments and EVO Payments, including future financial and

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operating results, Global Payments’ or EVO Payments’ plans, objectives, expectations and intentions and the expected timing of completion of the proposed transaction. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “forecast,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “targeted,” “will,” or “would,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond Global Payments’ or EVO Payments’ control. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and therefore actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: Global Payments’ and EVO Payments’ ability to complete the transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary regulatory and EVO Payments stockholders approvals and the satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive merger agreement relating to the proposed transaction; failure to realize the expected benefits of the proposed transaction; significant transaction costs and/or unknown or inestimable liabilities; the risk that EVO Payments’ business will not be integrated successfully, including with respect to implementing systems to prevent a material security breach of any internal systems or to successfully manage credit and fraud risks in business units, or that such integration may be more difficult, time-consuming or costly than expected; Global Payments’ ability to obtain the expected financing to consummate the proposed transaction, and the continued availability of capital and financing for Global Payments following the proposed transaction; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future regulatory filings, financial performance and results of the combined company following completion of the proposed transaction; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers, including as it relates to EVO Payments’ ability to successfully renew existing client contracts on favorable terms or at all and obtain new clients; failing to comply with the applicable requirements of Visa, Mastercard or other payment networks or card schemes or changes in those requirements; the ability of EVO Payments to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; the business, economic and political conditions in the markets in which EVO Payments operate; the impact of new or changes in current laws, regulations, credit card association rules or other industry standards, including privacy and cybersecurity laws and regulations; effects relating to the announcement of the proposed transaction or any further announcements or the consummation of the transaction on the market price of Global Payments and EVO Payments’ common stock; the risk of potential stockholder litigation associated with the possible transaction, including resulting expense or delay; regulatory initiatives and changes in tax laws; the impact of the COVID-19 pandemic on the operations and financial results of EVO Payments or the combined company; general economic conditions; and other risks and uncertainties affecting Global Payments and EVO Payments, including those described from time to time under the caption “Risk Factors” and elsewhere in Global Payments’ and EVO Payments’ Securities and Exchange Commission (“SEC”) filings and reports, including Global Payments’ Annual Report on Form 10-K for the year ended December 31, 2021, EVO Payments’ Annual Report on Form 10-K for the year ended December 31, 2021 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, and future filings and reports by either company. Moreover, other risks and uncertainties of which Global Payments or EVO Payments are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Global Payments and EVO Payments caution investors that such forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such forward-looking statements. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events as at such dates, even if they are subsequently made available by Global Payments or EVO Payments on their respective websites or otherwise. Neither Global Payments nor EVO Payments undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information and Where to Find It

This communication is being made in connection with the proposed transaction between Global Payments and EVO Payments. In connection with the proposed transaction, EVO Payments intends to file a proxy statement with the SEC. EVO Payments may also file other relevant documents with the SEC regarding the proposed transaction. The information in the preliminary proxy statement will not be complete and may be changed. The definitive proxy statement will be delivered to stockholders of EVO Payments. This communication is not a substitute for any proxy statement or any other document that may be filed with the SEC in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS OF EVO PAYMENTS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the preliminary proxy statement and the definitive proxy statement (in each case, if and when available) and other documents containing important information about EVO Payments and the proposed transaction once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by EVO Payments will be available free of charge on EVO Payments’ website at www.evopayments.com under the heading “Investors” or, alternatively, by directing a request by telephone or mail to EVO Payments at (770) 336-8463 or Ten Glenlake Parkway, South Tower, Suite 950, Atlanta, Georgia, 30328, Attention: Investor Relations.

Participants in the Solicitation

EVO Payments, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from EVO Payments stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of EVO Payments stockholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC. Information about these persons is included in EVO Payments’ annual proxy statement and in other documents subsequently filed with the SEC, and will be included in the proxy statement when filed.

Town Hall

JK Introduction:

•	Thank you all for joining us to discuss today’s news.

•	Earlier we announced that EVO Payments has agreed to merge with Global Payments, a leading worldwide provider of payment technology and software solutions.

•	I encourage you to read the joint press release that was issued for more information about the transaction with Global Payments. The release has also been posted on EVOne.

•

Our Board was approached with a strong offer from Global Payments, which the EVO Board and its advisors thoroughly reviewed. Following that review, the Board unanimously decided to approve the transaction.

•

In order to properly evaluate Global Payments’ offer, our Board retained an experienced group of capable advisors to assist in this process, including highly regarded financial, legal, accounting, communications, and tax advisors.

•

Our Board believes that this transaction is the optimal path forward for EVO, as it delivers compelling value to EVO’s shareholders and is the right next step to accelerate our growth and advance our innovation.

•	I’ve gathered our ELT together to share why this transaction is the right next step for our company and why Global Payments is the right partner for EVO’s next phase of growth.

•

First, I’d like to thank each of you for your many contributions to our company. Your hard work has helped build EVO into an industry leader with an attractive global platform. Just 10 years ago, we had roughly 200 employees working out of New York. Now, I am speaking to more than 2,400 employees across 20 offices around the world.

•	I am extremely proud of what we have accomplished together, and I am confident that EVO will continue to grow and succeed with Global Payments.

•

With more than 50 years of experience across issuing, merchant acquiring and banking solutions businesses and a market cap of more than $30 billion, Global Payments gives us added scale, financial resources and innovative technology.

•	Global Payments has a broad international presence with more than 24,000 employees and worldwide reach spanning 170 countries across five continents.

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Our two companies share complementary business models that allow us to gain immediate access to their additional products and resources. We were particularly impressed by the depth of experience across Global Payments’ senior management team.

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I’ll turn the call over to Brendan and Darren who will share some more detail about today’s announcement. They’ll also share some of our business wins this quarter in Europe and the Americas and discuss progress we’re making on our partnership with NBG and launch into Greece.

BT (President – Americas):

•	Thanks, Jim. Firstly, I will cover today’s announcement from an Americas segment perspective.

•	Global Payments was attracted to EVO for several reasons.

•	We bring Global Payments two critical attributes: distribution and capabilities.

•	In the U.S., we have an extensive list of technology partners and strong relationships across both ISV and ecommerce, including both B2B and B2C.

•	We will greatly augment Global Payments’ B2B software and payment solutions, and the combined company will have a leadership position in integrated and B2B payments.

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In LatAm, we have the processing infrastructure to support multiple countries and are capable of supporting more partnerships in the future. We have regional gateway assets, including a newly acquired ecommerce platform. We have a dedicated integration layer in SF System. And we have an innovative terminal management solution that simplifies terminal application development and deployment across multiple hardware manufacturers.

•	Our appeal in the Americas lies in our people, our partnerships, and our capabilities, and we should all be proud of our positive second quarter performance.

•	I now will provide a few additional updates detailing our business successes and momentum from the second quarter:

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In the U.S., our ISV business continues to perform. We have had 83 new dealers send us a MID reactivate during 2022, of which 54 resulted in active MIDs. We continue to enjoy a strong relationship with Datacap, which continues to refer active ISV partners, including four during Q2. Our team recently won bronze at the RSPA conference, which is a remarkable achievement given the current competitive environment.

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Within B2B, we completed our acquisition of North 49, bringing Payfabric a direct integration to Sage Intacct and Sage 300. Sage represents Payfabric’s 5th integration to a scaled ERP solution, joining Microsoft, Oracle, SAP and Acumatica. With the acquisition of North 49, 13 new highly talented employees joined EVO and we gained a presence in Vancouver, Canada. We also onboarded our first customer leveraging the Acumatica integration and we now have the technology solutions in place to build a distribution network of referral partners that will produce significant new integrated merchants each month.

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Within our B2C ecommerce division, we now have four live partners and four more that have signed partnership agreements. I am proud of how we have repositioned Payfabric as our proprietary B2C ecommerce solution, and our partner solutions team in Anaheim, led by Jim Ma is doing great work in getting these partners integrated.

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Within the Direct Channel, the Montreal office is pivoting its considerable sales acumen, and in June, the direct business produced almost 150 MIDs, which demonstrates strong momentum. We are excited to be occupying beautiful new space in Montreal later this month, where the Direct business selling into the U.S. will join with EVO’s Canadian business on a single floor to foster greater collaboration and strategic alignment.

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In Mexico, we grew volumes 12% during the quarter. We continued to enjoy strong new merchant sales as we expanded our tech-enabled capabilities in the market and launched our Diamond Cloud product to accelerate seamless point-of-sale integration in the cloud. Our Mexico partnerships, particularly Banamex, remain incredibly strong, and we have heard directly from senior management about how EVO is critical to the strong relationship the bank enjoys with its customers across all divisions.

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In Chile, we have experienced a remarkable improvement in operations, thanks in part to the notable contributions of Richie Stirne, Joey Clapier and Gabriel Paniagua. Our Net Promotor Score has increased across the entire portfolio from 10 to 40, and our NPS for new merchants has increased from 14 to 96, which is truly impressive. Because of our growth in both merchants and customers – we now have more than 11,000 merchants in our portfolio – we have identified beautiful new space for our Santiago office, where construction will begin shortly.

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In order to continue our success in the Americas, we must not let the transaction announcement distract us from executing on our strategy and delivering results. It remains business as usual until the transaction closes, and we should continue to focus on our responsibilities at this time.

•	I will now hand it over to Darren to cover Europe.

DW (President – International):

•	Thanks Brendan. Like Brendan, I will initially cover today’s announcement from an international perspective.

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Firstly, applying the principle of the 5 P’s of marketing, which are product, price, promotion, place and people, the combination of Global Payments and EVO, enhances propositions and capabilities across all of these 5 Ps.

•	Like the Americas, our extensive network of European partnerships gives Global Payments access to new, high-growth markets that they are not in today such as Poland, Germany, and soon to be Greece.

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We also broaden and deepen Global Payments’ presence in Spain and the United Kingdom by combining our complementary operations in those countries as well as adding our enhanced tech-enabled capabilities and distribution across ISV and eCommerce across all European markets.

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And finally, across the whole group, our people around the world are incredibly talented, and Global Payments will benefit by adding our team’s expertise and experience to their organization. This transaction is a testament to your hard work, dedication and leadership that have enabled EVO to navigate a dynamic market environment and build a growing, global platform.

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As Brendan has already said, it continues to be business as usual for EVO, so I will now provide a brief update for Europe for the second quarter and year to date, and as a headline, as Tom will cover in his update later, Europe continues to perform very well indeed and we need to keep the momentum going for H2 22, as we continue to see:

•	Significant success in signing new tech-enabled partners with over 50 new ISVs signed in 2022.

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All markets have had major large customer wins across many verticals, with many of them being in COVID and inflation proof sectors, protecting our volumes for the future. A special callout to the Czech Republic team for achieving significant success in the new cashless customer recruitment initiative and also our Ireland, eCommerce and project and application development teams, for enabling the Ireland National Lottery to go live – a significant team effort, well done and thank you.

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Our net merchant adds YTD (new signings less attrition) for 1H22 is the best result seen since 1H18, which is testament to the whole European team in working with our partners and directly to source, sign, implement and service this successfully growing merchant portfolio. Our strategy is to grow by winning new merchants and retaining existing customers, and you are truly succeeding in this arena.

•	Finally, we continue to make positive progress on standing up Greece:

•	We are actively working with the regulator on the Payment Institution license application.

•	We have 4 senior employees appointed, including the General Manager, Finance Director, HR Director and Accounting Director.

•	We have found a premise for the JV and we presented to all in-scope employees last week, with the bank, to start them on the journey of joining EVO.

•	Active work is underway with the bank on documenting their processes and Niall Hodson, Verity Munden and Suzanne Lewis are heavily engaged in defining the sales, service and target operating models.

•	The bank remains extremely engaged with us on all aspects of the program and we remain very positive on the opportunities ahead.

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We obviously have uncertain economic times ahead of us, with the war in Ukraine continuing and significant inflationary pressure impacting us across all of our markets, so the best action we can take is to continue the successes, focus and momentum seen in 1H. I know I can rely on all of you to maintain the current focus.

•	I will now hand over to Mike to share more about the benefits our customers will gain by having access to Global Payments’ technology capabilities.

MR (CIO):

•	Thanks Darren.

•	As you all know, at EVO we are always working to innovate and improve our suite of payment technology solutions to continue providing the highest-quality service for our customers.

•	We believe that joining Global Payments reinforces our longstanding commitment to advance innovative solutions and strengthen the services we provide our partners.

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By combining with Global Payments, our partners and merchants will have access to more comprehensive resources and we will be able to bring new products to market even faster. Together we will offer our partners and merchants a broader product suite of solutions necessary to meet the ongoing needs of our rapidly growing merchant base.

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Our combined company will offer an even broader portfolio of solutions and services – especially in integrated and B2B payments – to our partners and their customers. Our product platform and extensive international and technology-enabled distribution network with Global Payments’ broad product portfolio and technology capabilities will create a remarkable technology stack, particularly with respect to our proprietary gateways and integrations, to power future innovation.

•	Together, we will be positioned to deliver an unparalleled software and payment solutions stack to a combined 4.5 million merchant locations and more than 1,500 financial institutions worldwide.

•	Finally, as we acquire new companies, we will be able to integrate these businesses more efficiently and more effectively by leveraging Global Payments’ extensive resources.

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We also bring to Global Payments processing capabilities for countries new to them, expanding the coverage we can provide to merchants as a combined organization – and providing growth opportunities for our combined staffs.

•	Next, Katie is going to share some details on what this transaction means for our team members here at EVO.

KL (HR):

•	Thanks, Mike.

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This is an exciting next step for our company. At the same time, I realize that this is a lot to consider today and I understand you will have questions about what this means for our employees around the world.

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It’s important to note that we are very early in this process, and it is too soon to have specific answers to many questions about integration and combining our businesses. We will keep you updated as we have news to share.

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I can tell you that following thorough discussions with the leadership team at Global Payments, it became clear to us that our companies share a similar culture and also are driven by the same core values: integrity, ownership, service, innovation, diversity and teamwork.

•	With our aligned mission and vision, combined with the great talent of both of our organizations, we will have a smooth integration process and an even stronger company going forward.

•	In our discussions with Global Payments’ leadership, we also aligned on specific compensation and benefit arrangements that are positive for our employees. I want to discuss a few of those areas now.

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First, I want to make clear that there will generally be no interruption or changes to employee base pay, incentive compensation, and benefits at current levels for a year following closing. We will continue to administer these based on our existing practices. Furthermore, Global Payments is obligated to maintain our employee compensation and benefits programs for a year following closing.

•	As our two companies come together, EVO will benefit from Global Payments’ extensive employee network and resources.

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For those of you who hold unvested shares, you will receive the $34.00 per share deal price. For your unvested equity, your restricted stock units and options will be converted into Global Payments RSUs and options when the deal closes with substantially the same terms. There will be an exchange ratio to convert EVO awards to Global Payments awards, which is very common in transactions like this one.

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For those of you who hold equity and vested shares in EVO, you will receive a separate communication on the equity conversion process, and we will provide updates and be available to answer questions as we work toward closing.

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Moving forward, it’s important that we all stay focused on our responsibilities, so we continue to have a strong 2022 and position the combined organization for success in 2023 and beyond. As we move forward in this process, we are here to support you, answer any questions, and help maintain that focus.

•	Kelli is now going to walk through a few more details about the transaction process.

KS (GC):

•	Thanks, Katie. I wanted to add a bit more color about what comes next in this process.

•	While we have a signed transaction agreement, the deal is still subject to customary closing conditions, including regulatory approvals and approval by EVO shareholders.

•	We are working toward a closing date in no later than the first quarter of 2023, but that timeframe is subject to change as we have only just started this process.

•	Until the transaction closes, EVO and Global Payments will continue to operate as two independent entities and all of us must continue our work accordingly.

•	While there will be integration planning and discussions that must occur between our two companies, we are still competitors until we combine.

•	So, even if you or your teams have relationships with employees at Global Payments, you are not to communicate with them about the transaction or our business at this time.

•	In other words, it remains business as usual at EVO.

•	We should all remain focused on our current responsibilities and continue to support our merchants and partners the way we always have.

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For now, there should be no disruption to the business, services or our merchants and partners. We should remain committed to providing the same high-quality service we always have throughout the integration process as we work to accelerate the deployment of additional products and services.

•	We are committed to providing you with relevant updates on this process as soon as we have more to share.

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I’ll now pass it over to Dave and Tom who will share more details on how this partnership with Global Payments aligns with our growth strategy and our strong financial performance in the first half of the year.

DG (M&A):

•	Thanks Kelli. EVO’s extensive distribution network, innovative products and services and strong execution have made us a highly valued company in the industry.

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Together with Global Payments, we will be even better positioned to pursue additional growth and new expansion opportunities, as Global Payments looks to strengthen our collective position as a leading provider of global payment technology solutions.

•	Our strategies are very complementary, and we believe that the combination of our businesses will provide our partners with access to stronger products, capabilities and services.

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The combined company will be uniquely positioned to scale globally by increasing our presence in attractive and faster-growing markets across the globe, enhance our existing tech-enabled payment solutions and strengthen our global customer and partner acquisition initiatives – all of which will help us continue to grow as part of Global Payments.

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As others have noted, we will continue to operate on a business-as-usual basis, with a continued pursuit of our M&A strategy across our global markets. This will only be reinforced by Global Payments’ strong balance sheet and access to capital.

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And as we acquire growing businesses, we’ll also be able to integrate those businesses into our organization more quickly and see more immediate value from those transaction as a part of Global Payments’ larger organization with access to additional resources.

•	I am excited to hit the ground running with our counterparts at Global Payments and look forward to sharing more details about the growth opportunities ahead once the transaction is finalized.

•	Now, Tom will discuss our second quarter performance and some of the deal’s financial metrics.

TP:

•	Thanks David. As Jim mentioned, we had a strong second quarter. Please take a few minutes to read our earnings release on EVOne to learn more.

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You’ll note that we’re entering this transaction from a position of strength. EVO significantly grew our revenue, up 18% on a constant currency basis, increased adjusted EBITDA by 26% and expanded our EBITDA margin 250 bps to greater than 37%. We also generated significant free cash flow and have one of the lowest debt levels in the industry.

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Out international business is performing exceptionally well with Europe’s constant currency revenue up 41% and Latin America’s up 18%. In addition, our U.S. tech enabled business continues to perform well and expand its distribution network by adding additional partners such as North49 in B2B and Toro in B2C.

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Our ability to deliver consistent growth was an important reason why Global Payments was attracted to our company and sought to partner with us. Our steady track record of growth and margin expansion over the past several years is a testament to the hard work and dedication you all have put in to allow us to pursue this opportunity.

•	It’s no surprise that Global Payments is excited to merge with our company and capitalize on the growth opportunities that arise from combining these two great organizations.

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We heard directly from Global Payments’ leadership that our ability to deliver consistent growth was a key reason why they were attracted to our company and sought to acquire us at a 19x multiple. This multiple is well above current trading multiples, reflecting the value we’ve built as a company, which is a testament to the hard work and dedication you all have put in to allow us to pursue this opportunity.

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Thank you to all our colleagues around the world for the hard work that went into achieving another good quarter. As Jim mentioned earlier, becoming a part of Global Payments will help us build on our strong performance and take our company to the next level.

•	I’ll pass it back to Jim to conclude our time together.

JK Conclusion:

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Thank you again for everything you do for EVO. I encourage you to take a moment to consider all of your hard work that has helped get the company to this point. Our hard work is one of the many reasons we have reached this milestone with Global Payments.

•	I also ask that you continue to execute as you have all along and remain focused on your everyday roles, which have not changed as a result of this announcement.

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I hope that you join me in my excitement for the opportunity this combination with Global Payments provides our company. This is an important milestone in our evolution, and I believe that the combination of our business with Global Payments’ will offer enhanced opportunities for our team, merchants, and partners as we enter this next chapter.

•	If you have any questions about this or any other matter, please reach out to your department EVP, functional leader, or country GM.

•	Thank you.

Forward-Looking Statements

This communication contains “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws, regarding Global Payments Inc. (“Global Payments”) and EVO Payments, Inc. (“EVO Payments”), including, but not limited to, statements about the strategic rationale and benefits of the proposed transaction between Global Payments and EVO Payments, including future financial and operating results, Global Payments’ or EVO Payments’ plans, objectives, expectations and intentions and the expected timing of completion of the proposed transaction. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “forecast,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “targeted,” “will,” or “would,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond Global Payments’ or EVO Payments’ control. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and therefore actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: Global Payments’ and EVO Payments’ ability to complete the transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary regulatory and EVO Payments stockholders approvals and the satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive merger agreement relating to the proposed transaction; failure to realize the expected benefits of the proposed transaction; significant transaction costs and/or unknown or inestimable liabilities; the risk that EVO Payments’ business will not be integrated successfully, including with respect to implementing systems to prevent a material security breach of any internal systems or to successfully manage credit and fraud risks in business units, or that such integration may be more difficult, time-consuming or costly than expected; Global Payments’ ability to obtain the expected financing to consummate the proposed transaction, and the continued availability of capital and financing for Global Payments following the proposed transaction; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future regulatory filings, financial performance and results of the combined company following completion of the proposed transaction; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers, including as it relates to EVO Payments’ ability to successfully renew existing client contracts on favorable terms or at all and obtain new clients; failing to comply with the applicable requirements of Visa, Mastercard or other payment networks or card schemes or changes in those requirements; the ability of EVO Payments to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; the business, economic and political conditions in the markets in which EVO Payments operate; the impact of new or changes in current laws, regulations, credit card association rules or other industry standards, including privacy and cybersecurity laws and regulations; effects relating to the announcement of the proposed transaction or any further announcements or the consummation of the transaction on the market price of Global Payments and EVO Payments’ common stock; the risk of potential stockholder litigation associated with the possible transaction, including resulting expense or delay; regulatory initiatives and changes in tax laws; the impact of the COVID-19 pandemic on the operations and financial results of EVO Payments or the combined company; general economic conditions; and other risks and uncertainties affecting Global Payments and EVO Payments, including those described from time to time under the caption “Risk Factors” and elsewhere in Global Payments’ and EVO Payments’ Securities and Exchange Commission (“SEC”) filings and reports, including Global Payments’ Annual Report on Form 10-K for the year ended December 31, 2021, EVO Payments’ Annual Report on Form 10-K for the year ended December 31, 2021 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, and future filings and reports by either company. Moreover, other risks and uncertainties of which Global Payments or EVO Payments are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Global Payments and EVO Payments caution investors that such forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such forward-looking statements. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events as at such dates, even if they are subsequently made available by Global Payments or EVO Payments on their respective websites or otherwise. Neither Global Payments nor EVO Payments undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information and Where to Find It

This communication is being made in connection with the proposed transaction between Global Payments and EVO Payments. In connection with the proposed transaction, EVO Payments intends to file a proxy statement with the SEC. EVO Payments may also file other relevant documents with the SEC regarding the proposed transaction. The information in the preliminary proxy statement will not be complete and may be changed. The definitive proxy statement will be delivered to stockholders of EVO Payments. This communication is not a substitute for any proxy statement or any other document that may be filed with the SEC in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS OF EVO PAYMENTS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the preliminary proxy statement and the definitive proxy statement (in each case, if and when available) and other documents containing important information about EVO Payments and the proposed transaction once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by EVO Payments will be available free of charge on EVO Payments’ website at www.evopayments.com under the heading “Investors” or, alternatively, by directing a request by telephone or mail to EVO Payments at (770) 336-8463 or Ten Glenlake Parkway, South Tower, Suite 950, Atlanta, Georgia, 30328, Attention: Investor Relations.

Participants in the Solicitation

EVO Payments, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from EVO Payments stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of EVO Payments stockholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC. Information about these persons is included in EVO Payments’ annual proxy statement and in other documents subsequently filed with the SEC, and will be included in the proxy statement when filed.